UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2011

Heritage Oaks Bancorp
(Exact name of registrant as specified in its charter)

California	000-25020	77-0388249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles, CA	93446
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   805-369-5200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 2, 2011, Heritage Oaks Bancorp (the "Company") issued a press release announcing that the Company has scheduled a conference call on February 8, 2011 at 8:00 a.m. (PST) to discuss the Company's operating results for the quarter ending December 31, 2010. The details regarding the conference call are included on the press release which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated February 2, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp (Registrant)
February 2, 2011 (Date)	/s/ LAWRENCE P. WARD Lawrence P. Ward Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 2, 2011.